Exhibit 10.3

AMENDMENT #2 TO

EMPLOYMENT AGREEMENT

This Amendment #2 (this “Amendment”) to the Employment Agreement effective as of December 1, 2023, as amended on February 5, 2025 (as so amended, the “Agreement”) by and between Microbot Medical Inc., a Delaware corporation, and Dr. Juan Diaz-Cartelle (the Executive”), is made as of the 20th day of February, 2026, by and between the Company and the Executive (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Agreement).

RECITALS

WHEREAS, the Company and the Executive are parties to the Agreement; and

WHEREAS, the Company and the Executive desire to amend the Agreement as more particularly set forth herein; and

WHEREAS, Section 19 of the Agreement provides that all terms, conditions and provisions of the Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Amendments to Agreement. The Target Bonus shall be increased from up to a maximum amount of thirty five percent (35%) of Executive’s Base Salary for performance at the maximum level, to up fifty percent (50%) of Executive’s Base Salary for performance at the maximum level, commencing for the 2026 fiscal year. The Compensation Committee may review the maximum Target Bonus on a percentage basis annually and may provide for such changes thereto as it may determine, taking into account such performance metrics and criteria of the Executive and of the Company (including peer group comparisons) in the Compensation Committee’s sole discretion.

2. Miscellaneous.

(a) Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect.

(b) The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

(c) This Amendment, together with the Agreement, contain the entire agreement between the Company and the Executive with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Fax and electronic signatures shall be deemed originals for all purposes hereof.

(e) This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Remainder Of This Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first written above.

COMPANY:

Microbot Medical Inc.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	CEO, President and Chairman

EXECUTIVE:

/s/ Juan Diaz-Cartelle
Juan Diaz-Cartelle

[SIGNATURE PAGE TO AMENDMENT #2]

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